Filed Pursuant to Rule 497
File Nos. 333-214851 and 811-23216

FS SERIES TRUST

Supplement dated September 21, 2017 to the

FS Multi-Strategy Alternatives Fund

Prospectus, dated April 27, 2017

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Multi-Strategy Alternatives Fund (the “Fund”), dated April 27, 2017 (as may be supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Additional Information about the Fund—Additional Description of the Principal Risks of the Fund” beginning on page 26 of the statutory Prospectus before you decide to invest in the Fund’s Shares.

This supplement supplements and amends the section of the Prospectus entitled “Shareholder’s Guide—Purchases—Right of Accumulation” by replacing the section in its entirety with the following:

Right of Accumulation

You may purchase Class A Shares at a reduced initial sales charge by aggregating (1) the dollar amount of the new purchase (measured by the offering price) and (2) the value of your accumulated holdings of all Class A shares of the Fund then held by you, or held in the accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. Subject to the Transfer Agent’s and your intermediary’s capabilities, the value of your accumulated holdings will be calculated as the higher of (i) the current value of your existing holdings as of the day prior to your investment or (ii) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals, in each case, including holdings held in applicable accounts identified under “Aggregating Accounts.” In order to obtain such discount, you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

This supplement supplements and amends the section of the Prospectus entitled “Shareholder’s Guide—Purchases—Aggregating Accounts” by replacing the section in its entirety with the following:

Aggregating Accounts

To take advantage of lower Class A Shares initial sales charges on large purchases or through the exercise of right of accumulation, the following persons may qualify to aggregate accounts:

•	an individual;

•	an individual and his or her spouse within the same household or custodial accounts for your minor children under the age of 21; and

•	any individuals sharing the same social security or tax identification number.

To receive a reduced sales charge under rights of accumulation, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

FS SERIES TRUST

Supplement dated September 21, 2017 to the

FS Multi-Strategy Alternatives Fund

Statement of Additional Information, dated April 27, 2017

This supplement contains information which amends, supplements or modifies certain information contained in the Statement of Additional Information of FS Multi-Strategy Alternatives Fund (the “Fund”), dated April 27, 2017 (as may be supplemented and amended, the “SAI”). Capitalized terms used in this supplement have the same meanings as in the SAI, unless otherwise stated herein.

You should carefully consider the “Additional Information about the Fund—Additional Description of the Principal Risks of the Fund” beginning on page 26 of the statutory Prospectus before you decide to invest in the Fund’s Shares.

This supplement supplements and amends the table in the section of the SAI entitled “Management—Board of Trustees’ Oversight Role in Management” by adding the following to the table under the subheading “Name and Year of Birth of Independent Trustees”:

Name and Year of Birth of Independent Trustees	Position(s) Held with Fund	Term** of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During the Past 5 Years
James W. Brown	Trustee	August 2017 to Present	Chief of Staff to United States Senator Robert P. Casey from January 2007 to February 2016	1	FS Investment Corporation III

This supplement supplements and amends the table in the section of the SAI entitled “Management—Board of Trustees’ Oversight Role in Management” by replacing the following table under the subheading “Name and Year of Birth of Interested Trustees” in its entirety with the following:

Name and Year of Birth of Interested Trustees	Position(s) Held with Fund	Term** of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During the Past 5 Years
Michael C. Forman	Trustee (Chairman)	November 2016 to Present	Chief Executive Officer, FS Investments	7	FS Investment Corporation; FS Investment Corporation II; FS Investment Corporation III; FS Investment Corporation IV; FS Energy and Power Fund; FS Global Credit Opportunities Fund and its affiliated feeder funds; FS Energy Total Return Fund

Name and Year of Birth of Interested Trustees	Position(s) Held with Fund	Term** of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During the Past 5 Years
David J. Adelman	Trustee (Vice-Chairman)	August 2017 to Present	President and Chief Executive Officer of Campus Apartments, Inc.	7	FS Investment Corporation; FS Investment Corporation II; FS Investment Corporation III; FS Investment Corporation IV; FS Energy and Power Fund; FS Global Credit Opportunities Fund and its affiliated feeder funds; FS Energy Total Return Fund

This supplement supplements and amends the table in the section of the SAI entitled “Management—Board of Trustees’ Oversight Role in Management” by adding the following to the tables immediately after the sentence “For each Trustee, the following tables disclose the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund Complex as of December 31, 2016”:

Name of Independent Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Fund Complex
James W. Brown	None	None

Name of Interested Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Fund Complex
David J. Adelman	$10,000 – $50,000	Over $1,000,000

This supplement supplements and amends the table in the section of the SAI entitled “Management—Board of Trustees’ Oversight Role in Management—Compensation of Trustees and Officers” by adding the following to the table immediately after the sentence “The following table sets forth information covering the total compensation payable by the Fund during its fiscal year ending December 31, 2017 to the persons who serve, and who are expected to continue serving, as Independent Trustees of the Fund during such period:”:

Name of Independent Trustee	Aggregate Compensation from Fund*	Total Compensation from Fund and Fund Complex
James W. Brown	$6,200	$6,200

*	Because the Fund has not completed a full fiscal year since its organization, figures in the table for the Fund are based on estimates for the current fiscal year.

This supplement supplements and amends the section of the SAI entitled “Management—Board of Trustees’ Oversight Role in Management—Trustee Qualifications” by replacing the first sentence of the first paragraph of such section in its entirety with the following:

The Board of Trustees has considered the following factors, among others, in concluding that the Trustees possess the requisite experience, qualifications, attributes and/or skills to serve as Board of Trustees members: his character and integrity; his professional experience; his willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Mr. Forman and Mr. Adelman, his status as not being an “interested person” (as defined in the 1940 Act) of the Fund.

This supplement supplements and amends the section of the SAI entitled “Management—Board of Trustees’ Oversight Role in Management—Trustee Qualifications” by adding the following immediately after the fourth paragraph of such section:

Mr. Adelman has substantial management, operational and financial expertise generated through his leadership roles for public and private companies, including his service as president and chief executive officer of Campus Apartments, Inc. Mr. Adelman also serves on the board of directors and in other leadership roles for various charitable and civic organizations. These varied activities have provided him, in the opinion of the Board of Trustees, with experience and insight which is beneficial to the Fund.

Mr. Brown’s extensive service in both the public and private sector has provided him, in the opinion of the Board of Trustees, with experience and insight which is beneficial to the Fund.

This supplement supplements and amends the section of the SAI entitled “Management—Board of Trustees’ Oversight Role in Management—Board of Trustees Leadership Structure” by replacing the second sentence of the second paragraph of such section in its entirety with the following:

Currently, all but two of the Trustees are Independent Trustees.

This supplement supplements and amends the section of the SAI entitled “Management—Board of Trustees’ Oversight Role in Management—Audit Committee” by replacing the first sentence of such section in its entirety with the following:

The purpose of the Audit Committee, which consists of Philip E. Hughes, Scott Tarte and James W. Brown, is to assist the Board of Trustees in fulfilling its oversight responsibilities for the Trust’s accounting and financial reporting processes and the audits of its financial statements.

This supplement supplements and amends the section of the SAI entitled “Investment Management and Other Services—Proxy Voting Policies and Procedures” by replacing the section in its entirety with the following:

Proxy Voting Policies and Procedures

The Fund has delegated its proxy voting responsibility to FS. The proxy voting policies and procedures of FS are set forth below. The guidelines are reviewed periodically by FS and the Board of Trustees and, accordingly, are subject to change.

FS has delegated proxy voting responsibility to the Fund’s Underlying Managers. As investment advisers registered under the Advisers Act, each Underlying Manager has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, each Underlying Manager recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of the Underlying Managers are intended to comply with Section 206 of, and Rule 206(4)-6 promulgated under, the Advisers Act. Each Underlying Manager will vote proxies relating to securities in the best interest of its clients’ shareholders. It will review on a case-by-case basis each proposal submitted for a Shareholder vote to determine its impact on the portfolio securities held by its clients. Although each Underlying Manager will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.

The proxy voting decisions of each Underlying Manager are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how such Underlying Manager intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Information regarding how each Underlying Manager has voted proxies with respect to the Fund’s portfolio securities for the each 12-month period ending June 30 will be available without charge by making a written request to the Fund’s Chief Compliance Officer, FS Series Trust, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112 or by calling the Fund collect at (215) 495-1150, at the Fund’s website http://www.fsinvestments.com or at the SEC’s website (www.sec.gov).